UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021 (March 26, 2021)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56128	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Unit Offering

On March 26, 2021, the Company entered into several securities purchase agreements (the “Unit Purchase Agreements”) with certain purchasers (the “Purchasers”), pursuant to which the Company sold an aggregate of 1,818,182 Units, at a price of $1.65 per Unit, to the Purchasers for an aggregate purchase price of $3,000,000 (the “Company Financing”). Each Unit consists of (i) one (1) Series A Senior Convertible Preferred Share of the Company with a stated value (the “Stated Value”) of $2.00 per share (each a “Series A Share” and, collectively, the “Series A Shares”), and (ii) a three-year warrant to purchase one (1) Common Share of the Company at an exercise price of $2.50 per Common Share (subject to adjustment), which may be exercised on a cashless basis under certain circumstances (the “Warrants” and, together with the Series A Shares, “Units”). The sale by the Company of the Units was completed on March 26, 2021. The proceeds of the Company Financing were used to fund, in part, an acquisition by the Company’s subsidiary, 1847 Wolo Inc. (“1847 Wolo”). As described in further detail below, the Company contributed to 1847 Wolo the $3,000,000 raised in the Company Financing, in exchange for 1,000 shares of 1847 Wolo’s Series A Preferred Stock at a price of $3,000 per share (the “Wolo Preferred Shares”), so that 1847 Wolo would have the funds to acquire Wolo Mfg. Corp. and Wolo Industrial Signal & Horn, Inc. (together, “Wolo”).

Pursuant to the Unit Purchase Agreements, the Company is required file a registration statement with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, covering the resale of all shares issuable upon conversion of the Series A Shares and exercise of the Warrants with thirty (days) after the closing of the Unit Purchase Agreements and use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practicable, but in no event later than (i) ninety (90) days after the closing in the event that the SEC does not review the registration statement, or (ii) one hundred fifty (150) days after the closing in the event that the SEC reviews the registration statement (but in any event, no later than two (2) business days from the SEC indicating that it has no further comments on the registration statement).

The lead investor in the offering (the “Lead Investor”) received participation rights that permit them, for a period of 12 months after the closing, to participate in an offering of securities by the Company or any of its subsidiaries in an amount up to the aggregate amount that the Lead Investor invested in the offering with customary exclusions.

In addition to the participation right, and registration rights described above, the Unit Purchase Agreements provided several other covenants in favor of the purchasers and/or the lead investor, including information rights, observer rights, certain restrictive covenants, and other covenants customary for similar transactions.

The Unit Purchase Agreements also contain customary representations, warranties closing conditions and indemnities.

Series A Senior Convertible Preferred Shares

The terms of the Series A Shares are governed by an amended and restated certificate of designation (the “Certificate of Designation”). Pursuant to the Certificate of Designation, the Company designated 4,450,460 of its preferred shares as Series A Shares. Following is a summary of the material terms of the Series A Shares:

●	Dividends. Dividends at the rate per annum of 14.0% of the Stated Value of $2.00 per share, (subject to adjustment) shall accrue on such Series A Shares. Dividends shall accrue from day to day, whether or not declared, and shall be cumulative. Dividends shall be payable quarterly in arrears on each dividend payment date in cash or Common Shares at the Company’s discretion. Dividends payable in Common Shares shall be calculated based on a price equal to eighty percent (80%) of the volume weighted average price (“VWAP”) for the Common Shares on the Company’s principal trading market during the five (5) trading days immediately prior to the applicable dividend payment date. The Common Shares issued in lieu of cash dividends shall be free-trading, and freely transferable, and will not contain a legend (or be subject to stop transfer or similar instructions) restricting the resale or transferability thereof. Provided however that Dividends payable in Common Shares shall be calculated based upon the fixed price of $1.57 if the Common Shares are not registered, and rulemaking resulted in a longer holding period for convertible securities like the Series A Shares and the unavailability at the time of conversion of Rule 144 is effective on the respective dividend payment date; provided further, that the Company may only elect to pay dividends in Common Shares based upon such fixed price if the VWAP for the Common Shares on the Company’s principal trading market during the five (5) trading days immediately prior to the applicable Dividend Payment Date is $1.57 or higher.

●	Liquidation. Subject to the rights of the Company’s creditors and the holders of any Senior Securities or Parity Securities (in each case, as defined in the Certificate of Designation), upon any liquidation of the Company or its subsidiaries, before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or set apart for the holders of securities that are junior to the Series A Shares as to the distribution of assets on any liquidation of the Company, each holder of outstanding Series A Shares shall be entitled to receive an amount of cash equal to 115% of the Stated Value plus an amount of cash equal to all accumulated accrued and unpaid dividends thereon (whether or not declared) to, but not including the date of final distribution to such holders. If, upon any liquidation of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series A Shares shall be insufficient to pay in full the preferential amount payable to the holders of the Series A Shares and liquidating payments on any other shares of any class or series of Parity Securities as to the distribution of assets on any liquidation of the Company, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Shares and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such Series A Shares and any such other Parity Securities if all amounts payable thereon were paid in full.

●

Voting Rights. The Series A Shares shall not have any relative, participating, optional or other voting rights or powers of any type, and the consent of the holders thereof shall not be required for the taking of any corporate action, except as set forth below or as otherwise provided by the Company’s Amended and Restated Operating Agreement or the Delaware Limited Liability Company Act. So long as any Series A Shares are outstanding, the affirmative vote of the majority of Series A Shares, which majority must include Lead Investor so long as Lead Investor holds any Series A Shares (the “Requisite Holders”), voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for approving, effecting or validating any amendment, alteration or repeal of any of the provisions of the Certificate of Designation. In addition, so long as any Series A Shares are outstanding, the affirmative vote of the holders of the Requisite Holders at the time outstanding, voting as a separate class, shall be required prior to the Company’s (or KCWS’s (as defined below) or Wolo’s) creation or issuance of (i) any parity securities; (ii) any senior securities; and (iii) any new indebtedness other than intercompany indebtedness by KCWS or Wolo in favor of the Company, except any financing transaction the use of proceeds of which the Company will use to redeem the Series A Shares and the Warrants. “KCWS” means Kyle’s Custom Woodshop, an indirect subsidiary of the Company.

●	Conversion Rights. Each Series A Share, plus all accrued and unpaid dividends thereon, shall be convertible, at the option of the holder thereof, at any time and from time to time into such number of fully paid and nonassessable Common Shares (calculated as to each conversion to the whole share) determined by dividing the Stated Value, plus the value of the accrued, but unpaid, dividends thereon, by the conversion price of $1.75 per share; provided that in no event shall the holder of any Series A Shares be entitled to convert any number of Series A Preferred Shares that upon conversion the sum of (i) the number of Common Shares beneficially owned by the holder and its affiliates and (ii) the number of Common Shares issuable upon the conversion of the Series A Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the then outstanding Common Shares of the Company. This limitation may be waived (up to a maximum of 9.99%) by the holder and in its sole discretion, not less than sixty-one (61) days’ prior notice to the Company.

●	Redemption. The Company may redeem in whole (but not in part) the Series A Shares by paying in cash therefore a sum equal to 115% of the Stated Value plus the amount of accrued and unpaid plus any other amounts due pursuant to the terms of the Series A Shares.

Warrants

Each Warrant to purchase one Common Share of the Company is exercisable within three years at an exercise price of $2.50 per Common Share (subject to adjustment, including a full ratchet antidilution adjustment), which may be exercised on a cashless basis if the underlying warrant shares are not then registered or otherwise freely tradeable. The Warrants contains an ownership limitation, such that the Company shall not affect any exercise of any Warrant, and the Holder shall not have the right to exercise any portion of such Warrant, to the extent that after giving effect to issuance of Common Shares upon exercise such Warrant, such Purchaser, together with its affiliates, and any other persons acting as a group together with such Purchaser or any of its affiliates, would beneficially own in excess of 4.99% of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of such Warrant.  Upon no fewer than 61 days’ prior notice to the Company, a purchaser may increase or decrease such beneficial ownership limitation provisions and any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.

In addition, the Warrant provides that under certain circumstances described below, the Company may force the exercise of the Warrant. The Company may force the exercise of the Warrant at any time after the one year anniversary of the date of the Warrant, if (i) the Company is listed on a national securities exchange or the over-the-counter market, (ii) underlying warrant shares are registered or the holder of the Warrant otherwise has the ability to trade the warrant shares without restriction, (iii) the 30-day volume-weighted daily average price of the Company’s Common Shares exceeds 200% of the Exercise Price, as adjusted and (ii) the average daily trading volume is at least 100,000 Common Shares during such 30-day period.

The Company may redeem the Warrants held by any holder in whole (but not in part) by paying in cash to such holder as follows: (i) $0.50 per warrant share then underlying the Warrant if within the first twelve (12) months of issuance; (ii) $1.00 per warrant share then underlying the Warrant if after the first twelve (12) months, but before twenty-four (24) months of issuance; and (iii) $1.50 per warrant share then underlying the Warrant if after twenty-four months, but before thirty-six (36) months.

Issuance of Adjustment Common Shares

In connection with the Company Financing, the Company issued a total of 398,838 of its common shares, as adjustment shares, to the investors that participated in the first round offering of its Series A Convertible Preferred Shares, which was completed on September 30, 2020, in exchange for the consent of such investors to the issuance of the Series A Shares in the Company Financing at a lower price per share than in such first round offering.

Issuance of 1847 Wolo Shares to Lead Investor

In connection with the unit financing transaction, the Company also agreed to issue to the lead investor 81 shares of common stock of 1847 Wolo constituting 7.5% of the issued and outstanding capital stock of 1847 Wolo on a post-issuance and fully-diluted basis in consideration for the lead investor’s investment and for its agreement to act as lead investor for the unit offering. The lead investor also received certain anti-dilution protection relating to its ownership in 1847 Wolo.

The foregoing summary of the terms and conditions of the Series A Shares, the Warrants and Units Purchase Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the documents attached hereto as Exhibits 4.1, 4,.2 and 10.2, respectively, which are incorporated herein by reference.

Subscription Agreement

On March 29, 2021, 1847 Holdings LLC (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with its subsidiary, 1847 Wolo, pursuant to which 1847 Wolo issued to the Company the Wolo Preferred Shares, for gross proceeds to 1847 Wolo of $3,000,000, to fund, in part, the planned acquisition of Wolo by 1847 Wolo.

The Wolo Preferred Shares have no voting rights, and are not convertible into the common stock or any other securities of 1847 Wolo. Dividends at the rate per annum of 16.0% of the stated value of $3,000 per share shall accrue on the Wolo Preferred Shares (subject to adjustment) and shall accrue from day to day, whether or not declared, and shall be cumulative. Accruing dividends are payable quarterly in arrears on each of the following dividend payment dates: January 15, April 15, July 15 and October 15 beginning on April 15, 2021.

Upon any liquidation, dissolution or winding up of 1847 Wolo, before any payment shall be made to the holders of 1847 Wolo’s common stock, the Wolo Preferred Shares then outstanding shall be entitled to be paid out of the funds and assets available for distribution to 1847 Wolo stockholders, an amount per share equal to the stated value of $3,000 per share, plus any accrued, but unpaid dividends. If upon any such liquidation, the funds and assets available for distribution to the stockholders of 1847 Wolo are insufficient to pay the Wolo Preferred Shares the full amount to which they are entitled, the Wolo Preferred Shares shall share ratably in any distribution of the funds and assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the Wolo Preferred Shares if all amounts payable on or with respect to such shares were paid in full.

The foregoing summary of the terms and conditions of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Wolo Preferred Shares, the Series A Shares and the Warrants is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
4.1	Amended and Restated Certificate of Designation of Series A Senior Convertible Preferred Shares
4.2	Form of Warrant
10.1	Subscription Agreement, dated March 29, 2021, between 1847 Holdings LLC and 1847 Wolo Inc.
10.2	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: April 1, 2021	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer